Fees Summary	Apr. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 37,661,024.40
Previously Paid Amount	0.00
Total Fee Amount	5,200.99
Total Offset Amount	0.00
Net Fee	$ 5,200.99